EXHIBIT 10.36

                       NOTE AND WARRANT PURCHASE AGREEMENT

            NOTE AND WARRANT PURCHASE AGREEMENT, dated as of January 30, 1998 (the "Agreement"), between Kideo Productions, Inc., a Delaware corporation (the "Company"), and Benjamin Bollag and Michael Bollag (each a "Buyer" and together the "Buyers").

            WHEREAS, each of the Buyers wishes to acquire from the Company (a) a note in the aggregate principal amount of $250,000 bearing interest at the rate of 10% per annum, due April 15, 1999, in the form attached hereto as Exhibit A (each a "Note" and together the "Notes"), and (b) warrants to purchase 250,000 shares of its common stock, par value $.0001 per share (the "Common Stock"), to be in the form of warrants attached hereto as Exhibit B (each a "Warrant" and together the "Warrants"); and

            WHEREAS, the Company is willing to sell to each Buyer a Note and a Warrant in consideration of the payment to the Company by the Buyers of $250,000 each (an aggregate of $500,000).

            NOW, THEREFORE, in consideration of the foregoing premises and the respective representations warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

I.    THE CLOSING.

      A. Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") will take place by exchange of all documents and instruments required hereby concurrently with the execution of this Agreement at such place and time as the parties may agree.

      B. Purchase and Sale of the Notes and the Warrants. At the Closing, the Company will, and hereby does, issue and sell to the Buyers the Notes and the Warrants and the Buyers will, and hereby do purchase, acquire, accept and pay for, as hereinafter provided, the Notes and the Warrants.

      C. Consideration for the Notes and the Warrants. The aggregate consideration for the Note and the Warrants shall consist of immediately available funds in the amount of $500,000 (the "Consideration").

      D. Deliveries by the Company. At the Closing, the Company shall deliver the following to the Buyers:
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            1.    A duly executed copy of this Agreement.

            2.    Two duly executed Notes, one to each of the Buyers.

            3. Two duly executed certificates representing a Warrant, one to each of the Buyers.

            4. A duly executed copy of a security agreement in the form of Exhibit C hereto (the "Security Agreement").

            5. Any other documents and instruments incident to the transactions contemplated hereby as the Buyers may reasonably request.

      E. Deliveries by the Buyers. At the Closing, the Buyers shall deliver the following to the Company:

            1.    A duly executed copy of this Agreement.

            2. Cash in immediately available funds in the aggregate amount of $500,000 by wire transfer to an account or accounts designated by the Company prior to the Closing.

            3. Any other documents and instruments incident to the transactions contemplated hereby as the Company may reasonably request.

II.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to the Buyers as follows:

      A. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement, to issue and sell the Notes and the Warrants and to carry out the terms of this Agreement, the Notes, the Warrants and the Security Agreement (collectively, the "Operative Agreements").

      B. Authority Relative to this Agreement. The Company has full corporate power and authority to execute and deliver the Operative Agreements and to consummate the transactions contemplated thereby. The execution and delivery of the Operative Agreements and the consummation of the transactions contemplated thereby have been duly and validly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the Operative Agreements or to consummate the transactions contemplated thereby. The Operative Agreements have been duly and validly executed and delivered by the Company and


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constitute valid and binding agreements or obligations of the Company, enforceable against the Company in accordance with their respective terms.

      C. Compliance with Other Instruments. The Company is not in violation of any term of its certificate or articles of incorporation or by-laws, nor is the Company in violation of any term of any agreement or instrument to which it is a party or by which it is bound or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which violation would have a materially adverse effect on the business, operations, affairs, condition (financial or otherwise), properties or assets of the Company; the execution, delivery and performance of the Operative Agreements will not result in any violation of or be in conflict with or constitute a default under any such term or result in the creation of (or impose any obligation on the Company to create) any lien upon any of the properties or assets of the Company pursuant to any such term (other than in accordance with the Security Agreement), the consequences of which violation would have a materially adverse effect on the business, operations, affairs, condition (financial or otherwise), properties or assets of the Company.

      D. Capitalization. As of the date hereof and prior to the consummation of the transactions contemplated hereby, the authorized capital stock of the Company consists of 15,000,000 shares of the Common Stock, of which 3,682,128 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $.0001 per share, none of which are issued and outstanding. As of the date hereof and prior to the consummation of the transactions contemplated hereby, 2,126,898 shares of the Common Stock are reserved for issuance upon the exercise of outstanding options and warrants. All of the outstanding shares of the Common Stock are, and all shares of the Common Stock which may be issued pursuant to the exercise of options and warrants or otherwise (including the Warrants) or upon conversion of convertible securities (including the Note) will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereto. Other than with respect to the transactions contemplated hereby, as of the date hereof there are no outstanding obligations to sell or convey any shares of capital stock of the Company or any securities exercisable for or convertible into shares of capital stock of the Company.

      E. Reports. The Company has filed all forms, reports, statements and other documents required to be filed with (i) the Securities and Exchange Commission (the "SEC") including, without limitation, (A) all Annual Reports on Form 10-KSB, (B) all Quarterly Reports on Form 10-QSB, (C) all Reports on Form 8-K,
(D) all other reports or registration statements and (E) all amendments and supplements to all such reports and registration statements (collectively referred to as the "SEC Reports") and (ii) any other applicable state securities authorities (all such forms, reports, statements and other documents in (i) and (ii) of this Section 2.5 being referred to herein, collectively, as the "Reports"). The Reports (i) were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the SEC Reports, the Securities


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

Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports) and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      F. Security Interest. Upon the recording of UCC-1s and such other filings as may be necessary or requested by the Buyers under the Security Agreement, including an assignment of patent to be filed in the United States Patent and Trademark Office, each of which the Company agrees to prepare and file promptly after the Closing (and in no event more than three business days following the Closing), the Security Agreement will create a perfected first priority lien in and to the Collateral (as defined in the Security Agreement).

III.  REPRESENTATIONS AND WARRANTIES OF THE BUYER.

            Each of the Buyers represents and warrants to the Company as follows:

      A. The Buyer is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Buyer has the financial capability for making the investment, can afford a complete loss of the investment, and the investment is a suitable one for the Buyer.

      B. Prior to the execution of this Agreement, the Buyer has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the finances, operations, business and prospects of the Company.

      C. The Buyer understands that the Company shall not be deemed to have made to the Buyer any representation or warranty other than as expressly made in this Agreement.

      D. The Buyer understands that the Notes and Warrants (and the Common Stock into which they may be converted and exercised for) are not registered under the Securities Act, and are not registered under any state "blue sky" laws, and the Notes and Warrants (and such Common Stock) may not be transferred except in compliance with such laws.

      E. The Buyer understands that the Notes and Warrants (and such Common Stock) are "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the Notes and Warrants (and such Common Stock) must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Buyer understands that in the case of sales in which Rule 144


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is not available, compliance with Regulation A under the Securities Act or some other exemption under the Securities Act will be required.

      F. The Buyer represents that the Buyer is purchasing the Notes and Warrants for the Buyer's own account for investment and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Notes and Warrants. The Buyer further represents that the Buyer is an accredited investor within the meaning of Rule 501 under the Securities Act.

IV.   CERTAIN AGREEMENTS.

      A.    Registration and Limitations on Sale.

            1. The Company agrees to include the 500,000 (as appropriately adjusted for any stock splits, stock dividends or similar events) shares of Common Stock for which the Warrants may be exercised and the 500,000 (as appropriately adjusted for any stock splits, stock dividends or similar events) shares of Common Stock into which the Notes may be converted (the "Registrable Securities") in a registration statement (the "Registration Statement") which shall be filed no later than sixty (60) days following the Closing. The Company will use its reasonable best efforts to have the Registration Statement declared effective as promptly as practicable thereafter and shall keep the Registration Statement effective in order to permit a public offering and sale of the Registrable Securities thereunder. The Company shall also use its best efforts to register or qualify all of the Registrable Securities under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Buyers shall reasonably request. In the event the Registration Statement is not effective on or before May 1, 1998, the per share exercise price of the Warrants and the per share conversion price of the Notes shall each be reduced $.10 and shall be reduced an additional $.10 per share on the first day of each month thereafter through and including the month in which the Registration Statement is declared effective. The $.10 referred to above shall be appropriately adjusted for any stock splits, stock dividends or similar events occurring after the date hereof.

            2. The Company will pay all Registration Expenses (as defined below) in connection with the Registration Statement. "Registration Expenses" means all costs, fees and expenses incident to the Company's performance of or compliance with its obligation to register the Registrable Securities, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, and any fees and disbursements customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions or transfer taxes with respect to the Registrable Securities and the fees and disbursements of more than one counsel for the Buyers).


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

            3. The Company may require, and the Buyers hereby agree, to furnish the Company such information regarding the Buyers and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.

            4. The Company will use its reasonable best efforts to keep the Registration Statement effective in order to permit a public offering and sale of any Registrable Securities registered thereunder until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the Buyer may sell such securities under the provisions of Rule 144(k) and (iii) the third anniversary of the effective date of the Registration Statement.

            5. At any time during which the Registration Statement is effective, if any Buyer desires to sell shares of Registrable Securities, such Buyer hereby agrees to give the Company written notice (the "Notice") on the third business day prior to the date of such proposed sale (the "Sale Date") and the Company agrees that such Buyer may sell Registrable Securities for a period of 90 days commencing on the Sale Date; provided, however, no such sale shall be made if after the receipt of the Notice and prior to the Sale Date the Company shall inform such Buyer in writing that in the good faith judgement of the Company's counsel, the sale or transfer of shares of Registrable Securities by such Buyer would, at such time, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the Company would be required to provide information required by the SEC or the Securities Act (or the rules and regulations promulgated thereunder), such as pro forma financial information, that at such time the Company would be unable to provide; provided further, that in no event shall the Company prohibit any sales pursuant to the foregoing proviso for more than 60 consecutive days or more than 90 days in any 12 month period.

            6. The Company shall (a) promptly notify the Buyers upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and (b) at the request of the Buyers, promptly prepare and furnish to the Buyers a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Buyers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 4.1.7, the Buyers will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until the receipt by the Buyers of the copies of the supplemented or amended prospectus and, if so directed by the Company, will promptly deliver to the Company (at the Company's expense) all copies,


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

other than permanent file copies, then in the Buyers' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

      B. Expenses. Except as provided in Section 4.1.2, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses; provided, however, the Company will pay directly the fees and expenses of counsel to the Buyers in an amount equal to $10,000.

      C. Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

      D. Restrictions on Transfer of Notes and Warrants. The Notes and the Warrants issued under this Agreement, including any Notes or Warrants issued upon the transfer of the Notes or the Warrants, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "This [security] has not been registered under the Securities Act of 1933, as amended, or applicable State securities laws, if any, and may not be transferred in the absence of such registration or receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under such Act and such laws."

      E. Information. From and after the date hereof and through April 15, 1999, the Company shall provide the Buyers with such information related to the Company as may be reasonably requested by the Buyers.

      F. Indemnification in Connection with the Registration Statement.

            1. Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, the Buyers against any losses, claims, damages or liabilities to which the Buyers may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation by the Company


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

of the Securities Act or any rule or regulation thereunder applicable to the Company and the Company will promptly reimburse the Buyers for any legal or any other expenses reasonably incurred by the Buyers in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Buyer specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyers and shall survive the transfer of the Registrable Securities by the Buyers.

            2. Indemnification by the Buyers. The Buyers hereby agree to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.6.1) the Company, and each director, officer and employee of the Company and each other person, if any, who participates as an underwriter in the offering or sale of securities pursuant to the Registration Statement, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Buyers specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of the Buyers under this Section 4.6.2 shall be limited to the amount of proceeds received by the Buyers in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or employee and shall survive the transfer of such securities by such seller.

            3. Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 4.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the


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indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry or any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

            4. Contribution. If the indemnification provided for in this Section
4.6 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.6.1 or 4.6.2 hereof, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company and the Buyers in connection with the statement or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable consideration (the relative fault of the Company and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Buyers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Buyers from the offering of the securities covered by the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment of any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld or delayed.


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            5. Other Indemnification. Indemnification and contribution similar to that specified in the preceding sections of this Section 4.6 (with appropriate modifications) shall be given by the Company and the Buyers with respect to any required registration or other qualification of securities under any federal or state law, rule or regulation of any governmental authority other than the Securities Act.

            6. Indemnification Payments. The indemnification and contribution required by this Section 4.6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      G. Other Company Registrations. While the Note is outstanding, the Company will not file any other registration statement pursuant to which any shares of the Common Stock would be saleable prior to February 1, 1999. Notwithstanding the foregoing, the Company may include in the Registration Statement 140,000 shares of the Common Stock issuable upon exercise of outstanding warrants provided that the holders thereof may not sell any shares received upon exercise of such warrants until January 31, 1999.

      H. Right of First Offer for Additional Offerings.

            1. If at any time prior to the repayment or conversion in full of the Notes, and other than in connection with a merger, consolidation, sale of assets, disposition or acquisition of a business, product or license by the Company, strategic alliance, bank loan or other credit facility agreement, public offering, exercise of options or warrants or exchange of capital stock for assets, stock or other joint venture interests, the Company determines to offer to sell securities of the Company, the Company shall first offer the Buyers the opportunity to purchase the securities being offered by delivering to the Buyers written notice (the "Notice of Offer") which shall specify (i) the type and number or amount of securities the Company wishes to sell (the "Offered Securities"); (ii) the proposed sale price for the Offered Securities (the "Offer Price"); and (iii) all other terms and conditions of the offer. The Notice of Offer shall constitute an irrevocable offer by the Company to sell to the Buyer the Offered Securities at the Offer Price.

            2. Within 10 business days following their receipt of the Notice of Offer, the Buyers shall notify the Company whether they elect to purchase all or a portion of the Offered Securities (such notification shall be referred to as the "Acceptance"). The Acceptance shall be deemed to be an irrevocable commitment to purchase from the Company the number or amount of the Offered Securities specified in the Acceptance. If the Buyers do not deliver an Acceptance within 10 business days following their receipt of the Notice of Offer, the Buyers shall be deemed to have declined to purchase the Offered Securities. If the Buyers deliver an Acceptance for a portion of the Offered Securities, the Buyers shall be deemed to have declined to purchase the balance of the Offered Securities.


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

            3. If the Buyers do not elect to purchase all of the Offered Securities available for purchase, the Company may, within a period of six months from the date of the Notice of Offer, sell the remaining Offered Securities to one or more third parties (each a "Third Party Transferee"), for not less than the Offer Price and on such other terms and conditions as are no more favorable to the proposed Third Party Transferee than those specified in the Notice of Offer. If the Company does not complete a sale within such six-month period, the provisions of this Section 4.8 shall again apply to the Offered Securities, and no sale of such Offered Securities shall be made otherwise than in accordance with the terms of this Agreement.

            4. Any closing of a purchase of Offered Securities by the Buyer pursuant to this Section 4.8 shall take place on the 30th day after the delivery of the Acceptance at 11:00 A.M. at the principal office of the Company, or at such other date, time or place as the parties to the sale may agree. At such closing, the Company shall sell, convey, transfer and deliver to the Buyers full right, title and interest in and to the Offered Securities so purchased by the Buyers, free and clear of all liens, security interests or adverse claims of any kind or nature, shall make representations and warranties and, unless the Notice of Offer specifically provides otherwise and shall carry over to the terms offered to a third party as provided above, enter into an agreement providing rights substantially similar to those contained herein (including registration rights) and shall deliver to the Buyers a certificate or certificates representing the Offered Securities sold to such party, in each case duly endorsed for transfer or accompanied by appropriate stock transfer powers duly endorsed. The Buyers shall deliver to the Company, in full payment of the purchase price of the Offered Securities purchased, a certified or bank check payable to the order of the Company in an amount equal to the Offer Price and, if there is consideration other than cash included in the Offer Price, such other consideration.

            5. For purposes of this Section 4.8, the Buyers shall apportion the Offered Securities they desire to purchase among themselves in their sole discretion.

V.    MISCELLANEOUS PROVISIONS.

      A. Survival of Representations. All representations and warranties made by either party pursuant to this Agreement shall survive the Closing.

      B. Indemnification. In addition to the indemnification provided for in
Section 4.6, each of the parties hereto (the "Indemnifying Party") shall, to the fullest extent permitted under applicable law, indemnify and hold the other (the "Indemnified Party") harmless against any losses, claims, damages, liabilities, actions, judgments, causes of action, costs or expenses including without limitation, interest, penalties and attorneys' fees and expenses (the "Liabilities") asserted against, resulting from, imposed upon or incurred or suffered by an Indemnified Party as a result of, arising out of or relating to any breach of a representation, warranty, covenant or agreement contained in the Operative Agreements.


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All procedural and operating terms of such indemnification shall be as set forth in Section 4.6.

      C. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Company and the Buyer.

      D. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 5.3.

      E. Investigations. The respective representations and warranties of the Company and the Buyer contained herein shall not be deemed waived or otherwise affected by any investigation made by any party hereto.

      F. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered faxed to the numbers set forth below with a record of receipt, personally or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

      (a)   if to the Company, to

            Kideo Productions, Inc.
            611 Broadway
            Suite 523
            New York, New York 10012
            Attention:  President
            Fax: 212-505-6605

            with a copy to

            Solovay Marshall & Edlin, P.C.
            845 Third Avenue
            New York, New York 10022
            Attention: Michael B. Solovay, Esq.
            Fax: 212-355-4608

      (b)   if to the Buyers, to

            Benjamin Bollag
            Hollister Ranch Lot 89
            Gaviota, California 93117
            Fax: 805-567-1599

            with a copy to

            Squadron Ellenoff Plesent & Sheinfeld, LLP
            551 Fifth Avenue
            New York, New York 10176
            Attention: Kenneth R. Koch, Esq.
            Fax: 212-697-6686

      G. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

      H. Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

      I. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      J. Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

      K. Entire Agreement. This Agreement, including the exhibits hereto and the documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

      L. Survival of Certain Agreements. All agreements contained in this Agreement which by their terms shall survive the Closing hereunder, including, without limitation, the agreements contained in Sections 4.1 through 4.8 and 5.2 hereof and this Section 5.12, shall survive the Closing for an indefinite period of time.

            IN WITNESS WHEREOF, the Company and the Buyer have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                          KIDEO PRODUCTIONS, INC.


                                          By: ___________________________
                                              Richard Bulman, President


                                          -------------------------------
                                          BENJAMIN BOLLAG


                                          -------------------------------
                                          MICHAEL BOLLAG


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